                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                              [X]
Filed by a party other than the Registrant                           [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                ZEMEX CORPORATION
         --------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box)

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rule 14a-6(i) (1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee: is calculated and state how it was determined:

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                                                  April 30, 2002

[ZEMEX LOGO]

                                ZEMEX CORPORATION
                          Canada Trust Tower, BCE Place
                           161 Bay Street, Suite 3750
                                  P.O. Box 703
                                Toronto, Ontario
                                 Canada M5J 2S1


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              FRIDAY, JUNE 14, 2002

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of Zemex Corporation will be held in the Patty Watt Room at the Design Exchange, 234 Bay Street, Toronto, Ontario, M5K 1B2, on Friday, June 14, 2002 at 10:00 a.m. (Toronto time) for the following purposes:

1. to receive the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2001, together with the auditors' report thereon;

2.       to elect directors of the Corporation;

3. to ratify the appointment of Deloitte & Touche LLP, as independent public auditors of the Corporation and to authorize the directors to fix the remuneration to be paid to the auditors; and

4. to transact such other business as may properly come before the meeting.

The accompanying proxy statement provides additional information relating to the matters to be dealt with at the meeting and forms part of this notice.

If you are unable to attend the meeting in person, please sign and date the enclosed proxy and return it promptly in the enclosed envelope. All proxies to be used at the meeting must be deposited with the Corporation or at the office of the Corporation's transfer agent, CIBC Mellon Trust Company in Toronto, Ontario not later than 4:00 p.m. (Toronto time) on June 12, 2002. Any person giving a proxy has the power to revoke it at any time prior to its exercise at the meeting. Even though you execute the proxy, you may still vote your stock in person at the meeting. It is important that your stock be represented regardless of the number of shares you may hold. We hope that you can attend the meeting.


                                           By Order of the Board of Directors,



                                           /s/ Lorna D. MacGillivray

Toronto, Ontario                           Lorna D. MacGillivray
April 29, 2002                             Assistant Secretary

                                ZEMEX CORPORATION
                          Canada Trust Tower, BCE Place
                           161 Bay Street, Suite 3750
                                  P.O. Box 703
                                Toronto, Ontario
                                 Canada M5J 2S1

                                 PROXY STATEMENT

SOLICITATION OF PROXIES

The information contained in this proxy statement is furnished in connection with the solicitation of proxies by Zemex Corporation (the "Corporation" or "Zemex"), a company incorporated under the Canada Business Corporations Act ("CBCA"), to be used at the Annual Meeting of Shareholders (the "Meeting") of the Corporation to be held in the Patty Watt Room at the Design Exchange, 234 Bay Street, Toronto, Ontario, M5K 1B2 on Friday, June 14, 2002 at 10:00 a.m. and, at any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. This proxy statement, the accompanying notice of meeting and form of proxy are being mailed on or about May 7, 2002 to each shareholder of record as of the close of business on May 6, 2002. The Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, which includes its financial statements, was mailed on or about April 25, 2002. Such Annual Report, however, is not to be deemed to be part of this proxy solicitation material. If a person has acquired ownership of shares since May 6, 2002 he/she may, in accordance with the provisions of the Corporation's by-laws, produce properly endorsed share certificates or otherwise establish that he/she owns such shares and demand, not later than the close of business on June 4, 2002, to be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote his/her shares at the Meeting.

The expense of solicitation of proxies will be borne by the Corporation. Following the mailing of the proxy material, solicitation of proxies may be made by mail, telephone, facsimile, telegram or personal interview by directors, officers or regular employees of the Corporation or its subsidiaries, who will receive no additional compensation for their services. The Corporation has also retained Georgeson Shareholder Communications Inc. to solicit proxies personally or by mail, telephone, facsimile, or telegraph from brokerage houses, custodians, fiduciaries and nominees for a fee of $4,000 plus expenses. In addition, the Corporation will reimburse brokers and other nominees for their expenses in forwarding soliciting material to beneficial owners.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Corporation's board of directors (the "Board") has fixed the close of business on May 6, 2002 as the record date for the determination of shareholders of the Corporation entitled to vote at the Meeting. As of April 29, 2002, the Corporation had approximately 8,195,437 common shares (the "Common Shares") issued and outstanding.

Each Common Share is entitled to one vote. Two shareholders present in person or by proxy are required in order to constitute a quorum for the transaction of business. Abstentions are treated as present and entitled to vote, and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the Common Shares present and entitled to vote at the Meeting.

As indicated on page 6 under the heading "Principal Shareholders and Security Ownership of Management", The Dundee Bank, beneficially owns 36.6% of the issued and outstanding Common Shares of the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named as proxies in the enclosed form of proxy accompanying this proxy statement are directors and/or officers of the Corporation. A shareholder of the Corporation has the right to appoint a person other than the person specified in such form of proxy and who need not be a shareholder of the Corporation to attend and act for him/her and on his/her behalf at the Meeting. Such rights may be exercised by striking out the name of the persons specified in the form of proxy, inserting the name of the person to be appointed in the blank space provided in the form of proxy, signing the form of proxy and returning it in the reply envelope in the manner set forth in the accompanying notice of meeting.

ANY SHAREHOLDER GIVING A PROXY IN THE ACCOMPANYING FORM OF PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME PRIOR TO THE VOTING THEREOF BY DELIVERY OF NOTICE OF REVOCATION TO THE CORPORATION OR BY DELIVERY OF A SUBSEQUENT PROXY UP TO 4:00 P.M. (TORONTO TIME) ON THE LAST BUSINESS DAY PRECEDING THE DAY OF THE MEETING, OR ANY ADJOURNMENT THEREOF. SUCH NOTICES OF REVOCATION SHOULD BE ADDRESSED TO EITHER OF THE ADDRESSES LISTED BELOW:

          ZEMEX CORPORATION                   CIBC MELLON TRUST COMPANY
    CANADA TRUST TOWER, BCE PLACE               200 QUEEN'S QUAY EAST
     161 BAY STREET, SUITE 3750                        UNIT #6
          TORONTO, ONTARIO                        TORONTO, ONTARIO
           CANADA  M5J 2S1                         CANADA  M5A 4K9
   ATTENTION: ASSISTANT SECRETARY            ATTENTION: PROXY DEPARTMENT
      TELEPHONE: (416) 365-8080               TELEPHONE: (416) 643-5500
         FAX: (416) 365-8094                     FAX: (416) 368-2502

WRITTEN REVOCATION MAY ALSO BE SUBMITTED TO THE CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING ON THE DATE OF THE MEETING OR ANY ADJOURNMENT THEREOF OR IN ANY OTHER MANNER PERMITTED BY LAW.

VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES

The persons named as proxies in the enclosed form of proxy will vote the shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions therein. In the absence of such specification, such shares will be voted in favour of each of the matters referred to herein.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments to or variations of matters identified in the notice of meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this proxy statement, the management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters, which are not known to management, should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxy.

DOLLAR FIGURES

Unless expressly stated to the contrary, all "$" figures contained in this proxy statement refer to U.S. dollars.

                                                             ZEMEX CORPORATION 2

                             BUSINESS OF THE MEETING

ELECTION OF DIRECTORS

A board of nine directors is to be elected at the Meeting. All directors so elected will hold office until the next annual meeting of shareholders of the Corporation or until their successors are elected or appointed. It is not expected that any nominee will be unable or will decline to serve as a director; however, if that should occur for any reason at or prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for the nominee designated by the present Board to fill the vacancy.

Unless otherwise instructed, the management representatives named in the enclosed form of proxy will vote the proxies received by them for the Corporation's nine nominees named below, unless the shareholder who has given such proxy has directed that the shares be withheld from voting in the election of directors.

Opposite the name of each nominee for election as a director is (i) his age;
(ii) his position with the Corporation, his principal occupation and his business experience during the past five years; and (iii) the year in which he first became a director of the Corporation. All information is as of April 29, 2002.



                                   PROPOSAL I
                       NOMINEES FOR ELECTION AS A DIRECTOR

---------------------------------------------------------------------------------------------------------------------
                                       POSITION WITH THE CORPORATION;
                                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST        DIRECTOR
NAME                           AGE     FIVE YEARS                                                       SINCE
---------------------------------------------------------------------------------------------------------------------
Paul A. Carroll                  61    Member of the Corporate Governance Committee;  Counsel to         1991
                                       Gowling  Lafleur  Henderson  LLP (Toronto law firm) since
                                       May 1999;  Chairman and Chief  Executive  Officer,  World
                                       Wide Minerals Ltd.  (Toronto-based  mining company) since
                                       January  1997;  Counsel,  Smith Lyons  (Toronto law firm)
                                       from  1997-1999 and prior thereto  Partner of Smith Lyons
                                       since 1973;  Chairman,  Juno  Limited;  Director,  Dundee
                                       Bancorp Inc.
---------------------------------------------------------------------------------------------------------------------
Morton A. Cohen                  67    Chairman,  President and Chief Executive Officer, Clarion         1991
                                       Capital Corporation (Cleveland-based venture capital
                                       company);   Director,   Cohesant   Technologies,    Inc.;
                                       Director, DHB Capital Group
---------------------------------------------------------------------------------------------------------------------
John M. Donovan                  74    Chairman of the Audit Committee;  Member of the Executive         1991
                                       Compensation/Pension Committee; Member of the
                                       Executive  Committee;  Chartered  Accountant;   Director,
                                       Philex Gold Inc. (Toronto-based mining company)
---------------------------------------------------------------------------------------------------------------------



                                                             ZEMEX CORPORATION 3

---------------------------------------------------------------------------------------------------------------------
                                       POSITION WITH THE CORPORATION;
                                       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST        DIRECTOR
NAME                           AGE     FIVE YEARS                                                       SINCE
---------------------------------------------------------------------------------------------------------------------
R. Peter Gillin                  53    Financial   Consultant;   Chairman   of   the   Corporate         1999
                                       Governance Committee; Chairman of the Executive
                                       Compensation / Pension Committee; Vice Chairman and
                                       Director, N M Rothschild & Sons Canada Limited
                                       (investment bank) from 1996 - 2002; Director, Canadian
                                       Stage Company (Non-Profit)
---------------------------------------------------------------------------------------------------------------------
Jonathan Goodman                 40    Nominee;  President and Chief Executive  Officer,  Dundee       Nominee
                                       Resources Ltd.  (resource holding  company);  Director of
                                       Dundee  Bancorp  Inc.  (merchant  banking  and  financial
                                       services   company),    Dundee   Precious   Metals   Inc.
                                       (investment  company) and Dundee Wealth  Management  Inc.
                                       (financial  service  company);  Director,  Major Drilling
                                       Group  International Inc. (mineral  exploration  drilling
                                       company);  Director of Breakwater  Resources Ltd., Diagem
                                       International  Resource Corp., Hope Bay Gold Corporation,
                                       Odyssey Resources Ltd.,  Repadre Capital  Corporation and
                                       Tahera Corporation (natural resource companies)
---------------------------------------------------------------------------------------------------------------------
Peter Lawson-Johnston            75    Chairman  of  the  Board  of  Directors,  Member  of  the         1960
                                       Executive  Committee;   Honorary  Chairman  and  Trustee,
                                       Solomon R. Guggenheim Foundation;  Chairman of the Board,
                                       The Harry Frank  Guggenheim  Foundation;  Senior Partner,
                                       Guggenheim  Brothers;  President and  Director,  Elgerbar
                                       Corporation;  Director,  National Review,  Inc.;  Limited
                                       Partner Emeritus, Alex Brown & Sons, Inc.
---------------------------------------------------------------------------------------------------------------------
Richard L. Lister                63    President and Chief Executive  Officer of the Corporation         1991
                                       since May 1993; Chairman of the Executive Committee
---------------------------------------------------------------------------------------------------------------------
Garth A.C. MacRae                68    Member of the Audit  Committee;  Member of the  Executive         1998
                                       Committee;   Member  of  the  Executive   Compensation  /
                                       Pension  Committee;  Vice Chairman and  Director,  Dundee
                                       Bancorp  Inc.;   Director,   Breakwater  Resources  Ltd.;
                                       Director, ChondroGene Limited; Director,  Dundee Precious
                                       Metals Inc.;  Director,  Dynamic Global Fund Corporation;
                                       Director,  Black Hawk Mining  Inc.;  Director,  Dimethaid
                                       Research  Inc.; Director, Eurogas Corporation;  Director,
                                       Dundee Wealth Management Inc.
---------------------------------------------------------------------------------------------------------------------
William J. vanden Heuvel         72    Member of the Audit  Committee;  Member of the  Corporate         1989
                                       Governance  Committee;  Of  Counsel,  Stroock,  Stroock &
                                       Lavan  (attorneys  at law,  New  York);  Senior  Advisor,
                                       Allen & Company Inc. (investment  bankers);  Co-Chairman,
                                       Council of American Ambassadors;  Chairman,  Franklin and
                                       Eleanor   Roosevelt   Institute; Chairman, Amromco Energy LLC.
---------------------------------------------------------------------------------------------------------------------


                                                             ZEMEX CORPORATION 4

VOTE REQUIRED FOR ELECTION OF DIRECTORS

Directors will be elected at the Meeting by a majority of the votes cast at the Meeting by the holders of Common Shares represented in person or by proxy. Votes may be cast for, or withheld from, each nominee.


THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOREGOING PERSONS.


                                   PROPOSAL II
                                    AUDITORS

RATIFICATION OF AUDITORS

Deloitte & Touche LLP, independent certified public accountants, were first appointed auditors of the Corporation in 1993. The management representatives, named in the enclosed form of proxy, intend to vote the shares represented by such proxy in favour of a resolution ratifying the appointment of Deloitte & Touche LLP as independent auditors of the accounts of the Corporation and its subsidiaries for the fiscal year ending December 31, 2002 and authorizing the Board to fix the remuneration of the auditors, unless the shareholder who has given such proxy has directed that the shares represented thereby be withheld from voting in the ratification of the appointment of auditors. Representatives of Deloitte & Touche LLP will be present at the Meeting and will be available to respond to questions and may make a statement if they so desire.

VOTE REQUIRED FOR RATIFICATION OF AUDITORS

Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by holders of Common Shares represented in person or by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.


REPORTS REQUIRED BY SECTION 16(a)

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's Common Shares to file reports of ownership and changes in ownership of the Corporation's Common Shares with the Securities and Exchange Commission and any exchange on which the Corporation's Common Shares are traded. Based solely on its review of the copies of Forms 3, 4 and 5 received by the Corporation, or written representations from certain reporting persons that no Form 5's were required for such persons, the Corporation believes that, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.




                                                             ZEMEX CORPORATION 5

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 29, 2002, information concerning the Common Shares beneficially owned by each person who, to the knowledge of the Corporation, is the holder of 5% or more of the Common Shares of the Corporation, each director or nominee, and each Named Officer (as defined on page 10 under the heading Compensation of Named Officers and Directors) who was an executive officer as of that date, and all executive officers and directors of the Corporation as a group. Except as otherwise noted, each beneficial owner has sole investment and voting power with respect to the listed shares.


                                                      SHARES                                    PERCENTAGE
NAME OF                                               BENEFICIALLY                              BENEFICIALLY
BENEFICIAL OWNER(1)(2)                                OWNED(3)                                  OWNED
------------------------------------------------------------------------------------------------------------
The Dundee Bank                                          2,995,175                                   36.6%
      P.O. Box HM 2706
      Hamilton, HM KX
      Bermuda
------------------------------------------------------------------------------------------------------------
Paul A. Carroll                                             39,550 (4)(6)                              *
------------------------------------------------------------------------------------------------------------
Morton A. Cohen                                            328,886 (4)(5)                            4.0%
------------------------------------------------------------------------------------------------------------
John M. Donovan                                             42,346 (4)                                 *
------------------------------------------------------------------------------------------------------------
R. Peter Gillin                                             26,000 (4)                                 *
------------------------------------------------------------------------------------------------------------
Jonathan Goodman                                             nil   (6)                                --
------------------------------------------------------------------------------------------------------------
Peter Lawson-Johnston                                      109,518 (4)(7)                            1.3%
------------------------------------------------------------------------------------------------------------
Richard L. Lister                                          782,203 (8)(9)(10)(12)                    9.3%
     Canada Trust Tower, BCE Place
     161 Bay Street, Suite 3750
     Toronto, Ontario, Canada M5J 2S1
------------------------------------------------------------------------------------------------------------
Garth A.C. MacRae                                           25,000 (4)(6)                              *
------------------------------------------------------------------------------------------------------------
William J. vanden Heuvel                                    55,022 (4)                                 *
------------------------------------------------------------------------------------------------------------
Allen J. Palmiere                                          100,520 (9)                               1.3%
------------------------------------------------------------------------------------------------------------
Peter J. Goodwin                                            90,631 (9)(12)                           1.1%
------------------------------------------------------------------------------------------------------------
Terrance J. Hogan                                          113,485 (9)(11)(12)                       1.4%
------------------------------------------------------------------------------------------------------------
All Directors and Named Officers                         1,713,161 (4)(5)(7)(8)(9)(10)(11)(12)       19.3%
   as a group (12 persons)
------------------------------------------------------------------------------------------------------------

* Denotes less than 1% of Common Shares outstanding

(1) A Schedule 13G, prepared for Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers ("MLIM")), was filed with the Securities and Exchange Commission indicating that MLIM could be construed to be a beneficial owner of 881,910 (10.77%) Common Shares as of January 30, 2002. However, MLIM disclaims any beneficial ownership of the Common Shares because they are held in proprietary trading accounts.

(2) Franklin Resources, Inc. ("Franklin") has filed a Schedule 13G with the Securities and Exchange Commission indicating that Franklin could be deemed to be a beneficial owner of 480,000 (5.9%) Common Shares as of February 12, 2002. However, Franklin disclaims any beneficial ownership of the



                                                             ZEMEX CORPORATION 6

      Common Shares as they are owned by one or more open or closed-end investment companies or held in discretionary accounts managed by Franklin.

(3) Computed in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended.

(4) On April 21, 1997, Messrs. Carroll, Cohen, Donovan, Lawson-Johnston and vanden Heuvel were each granted options for 10,000 Common Shares at $7.00 per Common Share exercisable in two instalments of 5,000 each beginning on April 21, 1998 and April 21, 1999, respectively. These options expire April 21, 2003. On May 15, 1998, Messrs. Carroll, Cohen, Donovan, Lawson-Johnston and vanden Heuvel were granted options for an additional 7,500 Common Shares at $10.1875 per Common Share exercisable in two instalments of 3,750 each beginning on May 15, 1999 and May 15, 2000, respectively. These options expire May 15, 2004. On October 1, 1998, upon joining the Board, Mr. MacRae was granted options for 15,000 Common Shares at $6.50 per Common Share exercisable in two instalments of 7,500 each beginning on October 1, 1999 and October 1, 2000, respectively, and expiring on October 1, 2004. On January 15, 1999, upon joining the Board, Mr. Gillin was granted options for 15,000 Common Shares at $6.5625 per Common Share exercisable in two instalments of 7,500 each beginning on January 15, 2000 and January 15, 2001, respectively, and expiring on January 15, 2005. On May 26, 1999, stock options for 15,000 Common Shares at $6.2625 per Common Share were granted to Messrs. Cohen, Donovan, Lawson-Johnston and vanden Heuvel exercisable in two instalments of 7,500 each beginning on May 26, 2000 and May 26, 2001, respectively, and expire on May 26, 2009. On May 26, 1999, stock options for 7,500 Common Shares at $6.2625 per Common Share were granted to Messrs. Carroll, Gillin and MacRae; these stock options are exercisable in two instalments of 3,750 each beginning on May 26, 2000 and May 26, 2001, respectively, and expiring on May 26, 2009. On February 14, 2001, Messrs. Carroll, Cohen, Donovan, Gillin, Lawson-Johnston, MacRae and vanden Heuvel were granted options for 5,000 Common Shares at $5.21 per Common Share exercisable in two instalments of 2,500 each beginning on February 14, 2002 and February 14, 2003, respectively, and expiring on February 14, 2007. All options were granted at the market value at the time of grant.

(5) Includes 288,040 Common Shares owned by Clarion Capital Corporation, a company of which Mr. Cohen may be deemed to be the beneficial owner.

(6) Messrs. Carroll, Goodman and MacRae are directors of Dundee Bancorp Inc. of which The Dundee Bank is an indirect wholly-owned subsidiary.

(7) Includes 18,733 Common Shares beneficially owned by Elgerbar Corporation. Mr. Lawson-Johnston is President and Director of Elgerbar Corporation and has shared voting and investment power with respect to the Common Shares held by it.

(8) In 1991, Richard L. Lister, President and Chief Executive Officer of the Corporation, acquired 357,000 Common Shares under the Corporation's Key Executive Stock Purchase Plan for an aggregate purchase price of $1,749,300. The Corporation lent Mr. Lister the full amount of the purchase price. This non-interest bearing loan, which was originally scheduled to mature in 1997, has been reviewed by the Compensation / Pension Committee and extended to December 31, 2003. During 2000, Mr. Lister repaid $490,000 of this loan leaving a residual obligation of $1,259,300. The loan is evidenced by a promissory note. If Mr. Lister leaves the employ of the Corporation at any time prior to full payment of the loan, the principal amount will be due in full 30 days after the date his employment terminates. Any balance remaining unpaid on the loan after it is due will bear interest at the prime rate plus 1.0%. So



                                                             ZEMEX CORPORATION 7
      long as the loan is outstanding, Mr. Lister is required to vote 176,000 Common Shares in a manner consistent with the recommendation of the Board.

(9) Includes Common Shares issuable upon exercise of vested options as follows: Mr. Lister, 250,000 Common Shares; Mr. Palmiere, 95,000 Common Shares; Mr. Goodwin, 62,500 Common Shares; Mr. Hogan, 58,500 Common Shares; and all Named Officers and directors as a group, 648,500 Common Shares.

(10) During 1997, the Corporation agreed to guarantee a personal loan in the amount of $600,000 drawn down by Mr. Lister. The proceeds of the loan were used to acquire 85,700 Common Shares on the open market.

(11) As part of the Corporation's purchase of Alumitech, Inc., in May 1995, Mr. Hogan was issued 28,558 Common Shares and options for an additional 22,000 Common Shares at $9.75 per share, in exchange for his interest in Alumitech, Inc. The options expired on May 12, 2001 and were replaced by options for 22,000 Common Shares at $7.25 exercisable in two instalments of 11,000 Common Shares each beginning on May 24, 2002 and May 24, 2003 respectively.

(12) Includes Common Shares purchased from January 1, 1995 to March 31, 2002 in accordance with the terms and conditions of the Corporation's employee stock purchase plan as follows: Mr. Lister, 49,030 Common Shares; Mr. Goodwin, 28,687 Common Shares; and Mr. Hogan, 21,892 Common Shares.


                                  REPORT OF THE
                   EXECUTIVE COMPENSATION / PENSION COMMITTEE

The following is the report of the Executive Compensation / Pension Committee of the Corporation describing the compensation policies and rationale with respect to compensation paid to executive officers for the year ended December 31, 2001. The information contained in the report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates it by reference into such filing.

The Corporation applies a consistent philosophy to compensation for all employees. This philosophy is based on the premise that the achievements of the Corporation result from the co-ordinated efforts of all individuals working toward common objectives. The Corporation strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.


COMPENSATION PHILOSOPHY

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Corporation to attract, retain and reward executive officers who contribute to the long term success of the Corporation. The Corporation's compensation program for executive officers, including the President and Chief Executive Officer ("CEO"), is based on the same five principles applicable to compensation decisions for all employees of the Corporation:

      o The Corporation compensates competitively. The Corporation is committed to providing a compensation program that helps attract and retain the best people in the industry. To ensure that its compensation is competitive, the Corporation regularly compares its compensation practices with those of other leading companies and sets its compensation parameters based on this review.

      o The Corporation compensates for relative sustained performance. Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors, new product introductions and execution of long term strategy. Individual performance is evaluated by reviewing



                                                             ZEMEX CORPORATION 8
            organizational and management development progress against set objectives and the degree to which teamwork and Corporation values are fostered.

      o The Corporation strives for fairness in the administration of compensation.

      o The Corporation strives to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives both inside the Corporation and at comparable companies.

      o The Corporation believes that employees should understand how the performance evaluation and compensation administration process works.

The process of assessing performance is as follows:

      o At the beginning of the performance cycle, the evaluating manager sets objectives and key goals and submits these for review by the head of that division and the President and CEO of the Corporation.

      o The evaluating manager gives the employee ongoing feedback on performance.

      o At the end of the performance cycle, the manager evaluates the employee's accomplishment of objectives and key goals.

      o The division manager compares the results to the results of peers within the operating unit and reviews the overall process with the head of that division.

      o The evaluating manager communicates the comparative results to the employee.

      o The comparative results affect decisions on salary, bonuses and stock options.


COMPENSATION

The Corporation has had a history of using a simple total compensation program that consists of cash and, since 1990, equity-based compensation. Having a compensation program that allows the Corporation to successfully attract and retain key employees, permits it to provide useful products and services to customers, enhance shareholder value, motivate technological innovation, foster teamwork, and adequately reward employees. The compensation vehicles are:

      o     CASH-BASED COMPENSATION

            Salary: The Corporation sets base salary for employees by reviewing the aggregate of base salary and annual bonus for competitive positions in the market.

      o     EQUITY-BASED COMPENSATION

            Stock Option and Stock Purchase Programs: The purpose of these programs is to provide additional incentives to employees to work to maximize shareholder value. The option and stock purchase programs also utilize vesting periods to encourage key employees to continue in the employ of the Corporation.

      o     BONUS PROGRAM

            The Corporation maintains a bonus program for certain key employees which is specifically designed to grant greater compensation to those key employees to recognize their performance in the plan year.



                                                             ZEMEX CORPORATION 9

2001 PERFORMANCE

In accordance with the procedure discussed above, at the beginning of fiscal 2001, the Executive Compensation / Pension Committee reviewed performance objectives for the Corporation. Performance relative to these objectives was the basis for determining the 2001 bonus of the President and CEO.

Similarly, 2001 performance goals for the other Named Officers were approved by the President and CEO at the beginning of the year. Performance measures were similar to those of the President and CEO. Their performance for 2001 was evaluated by the President and CEO and bonuses were awarded based on this evaluation.

                                 EXECUTIVE COMPENSATION/PENSION COMMITTEE
                                 PAUL A. CARROLL
                                 JOHN M. DONOVAN
                                 PETER LAWSON-JOHNSTON

During 2001, the Executive Compensation/Pension Committee was comprised of Paul
A. Carroll (Chairman), John M. Donovan and Peter Lawson-Johnston. In March 2002, the Executive Compensation/Pension Committee was reconstituted and is currently comprised of R. Peter Gillin (Chairman), John M. Donovan and Garth A.C. MacRae.

COMPENSATION OF NAMED OFFICERS AND DIRECTORS

The following table sets forth the annual and long-term compensation, attributable to all service in the fiscal years 2001, 2000 and 1999, paid to those persons who were at the end of the 2001 fiscal year (i) the chief executive officer; and (ii) the other three executive officers of the Corporation who received at least $100,000 in compensation during the fiscal year 2001 (collectively, the "Named Officers").



                                                            ZEMEX CORPORATION 10

NAMED OFFICERS

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                 --------------------------------- -----------------------------------
                                                                             AWARDS          PAYOUTS
                                                                   ------------------------ ----------
                                                          OTHER                  SECURITIES
                                                          ANNUAL    RESTRICTED   UNDERLYING             ALL OTHER
                                                          COMPEN-     STOCK       OPTIONS/     LTIP      COMPEN-
          NAME AND                SALARY      BONUS       SATION    AWARDS(1)     SARS(2)     PAYOUTS   SATION(3)
     PRINCIPAL POSITION    YEAR     ($)        ($)         ($)         ($)          (#)         ($)        ($)
------------------------- ------ ---------- ---------- ----------- ------------ ----------- ---------- -------------
Richard L. Lister         2001     292,068    131,200     33,128      30,000       100,000       --     152,940 (4)
President & Chief         2000     284,755    151,200     22,925      30,000            --       --     245,050 (4)
Executive Officer         1999     255,896    245,000     22,585      25,200       120,000       --     114,043 (5)
--------------------------------------------------------------------------------------------------------------------
Peter J. Goodwin          2001     225,000     82,000      8,458      22,500        30,000       --          --
President,                2000     204,000     41,000     10,436      18,744        25,000       --          --
Industrial Minerals       1999     197,125     96,000      8,833      18,744            --       --          --
--------------------------------------------------------------------------------------------------------------------
Allen J. Palmiere         2001     154,948     48,744     38,916          --        20,000       --          --
Vice President, Chief     2000     161,572     46,788     40,735          --        60,000       --          --
Financial Officer &       1999     169,297     74,034     17,499          --            --       --      60,000 (5)
Corporate Secretary
--------------------------------------------------------------------------------------------------------------------
Terrance J. Hogan         2001     177,399         --      2,408      17,200        37,000       --          --
President,                2000     172,000         --      1,985      17,200            --       --          --
Alumitech, Inc.           1999     167,923         --      6,225      13,323            --       --          --
--------------------------------------------------------------------------------------------------------------------

(1) Represents benefits under the Corporation's ESPP whereby employees may elect to invest up to 10% of their earnings and the Corporation matches funding for the purchase of the Corporation's Common Shares. Common Shares purchased under this plan are held for a one-year vesting period. Amounts shown for Mr. Lister do not include imputed interest of $74,803, $99,827 and $87,465 in 2001, 2000 and 1999, respectively, on a loan Mr. Lister received under the Corporation's Key Executive Stock Purchase Plan. The Corporation does not reimburse Mr. Lister for any tax consequences arising from this loan. (See Note 9 under "Principal Shareholders and Security Ownership of Management".)

(2) On May 26, 1999, Mr. Lister was granted stock options for 120,000 Common Shares at an exercise price of $6.2625. On July 26, 2000 and May 11, 2000, Messrs. Goodwin and Palmiere were granted options for 25,000 and 60,000 Common Shares at exercise prices of $7.5625 and $8.1875, respectively. On February 14, 2001, Messrs. Lister, Goodwin, Palmiere and Hogan were granted options for 100,000, 30,000, 20,000 and 15,000 Common Shares respectively at an exercise price of $5.21. On May 24, 2001, Mr. Hogan was granted options for 22,000 Common Shares at an exercise price of $7.25.

(3) Constitutes premiums for term life insurance exceeding amounts eligible to most employees, automobile benefits, memberships/dues, and employer matched contributions to a group registered retirement plan.

(4) Represents the portion of Mr. Lister's retroactive salary adjustment paid in fiscal 2000. The remaining portion of the retroactive adjustment was paid in 2001.



                                                            ZEMEX CORPORATION 11

(5) Includes benefit from stock options. Mr. Lister exercised options for 120,000 Common Shares at a per share exercise price of $5.50; such options were expiring May 26, 1999. Mr. Lister was issued 14,610 Common Shares, representing the difference between the aggregate fair market value of the Common Shares underlying such options and aggregate exercise price of such options. Such number of shares was calculated by multiplying the number of Common Shares underlying such stock options multiplied by the difference between the exercise price of $5.50 and a fair market value of $6.2625 (determined as described below), and dividing the result by such fair market value. Similarly, on November 8, 1999, Mr. Palmiere exercised options for 60,000 Common Shares at a per share exercise price of $7.125; such options were expiring November 8, 1999. Mr. Palmiere received a cash payment of $60,000. Such payment was calculated by multiplying the number of Common Shares underlying the stock options by the difference between the exercise price of $7.125 and a fair market value of $8.125. In both cases, the fair market value of the Common Shares was determined as the lower of (i) the closing price of the Common Shares on the New York Stock Exchange (the "NYSE") on the date of expiration of the stock options; and
      (ii) the average of the closing prices of the Corporation's Common Shares on the NYSE for the five days preceding such expiration date.

The Corporation has agreed to enter into discussions with Messrs. Lister, Goodwin and Palmiere to provide comprehensive employment agreements which will address, but not be limited to compensation, incentive compensation, benefits, postretirement benefits, protection in the case of a change of control, and where applicable, succession planning. These agreements, when finalized, will replace all existing employment related agreements and arrangements. The intent is to provide equitable employment contracts that provide the Corporation with the long-term commitment of the executives and the executives with comprehensive and competitive employment arrangements.

                           CHANGE OF CONTROL CONTRACTS

The Corporation has entered into agreements with each of the Named Officers providing for certain benefits in the event such Named Officer is no longer employed by the Corporation or its subsidiaries following a change in control transaction. Except for Mr. Lister, if, within two years after a change in control transaction, the Corporation either dismisses the Named Officer without cause or after the Named Officer terminates his employment following a triggering event (which includes a specified adverse change in duties, benefits, title, reporting, or regular work location), he is entitled to payment of twice his then current annual base salary, benefits and average annual bonus over the prior two years, immediate vesting of stock options and shares purchased pursuant to the Corporation's employee stock purchase plan and certain outplacement services. Mr. Lister is entitled to the same benefits except that no triggering event is required, and his severance payment is equal to three times his then current annual base salary, benefits and his average annual bonus over the prior three years. These agreements, which expire on December 31, 2004 unless extended, were filed as exhibits to the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and reference is made thereto for further information.




                                                            ZEMEX CORPORATION 12

DIRECTORS

During the fiscal year ended December 31, 2001 each director who is not a salaried employee of the Corporation was paid $15,000 per annum on a semi-annual basis for his services as a director. Directors were also paid a fee of $1,000 for each board and committee meeting attended, and reimbursement of their travel related expenses. From time to time, directors may, at the discretion of the Board or any committee thereof, be paid a per diem fee, approximating the meeting fee, for special assignments. In 2001, directors were paid an aggregate of $217,000 in directors' and other fees.

On February 14, 2001, each director who was not a salaried employee of the Corporation was granted options under the Corporation's 1999 Stock Option Plan to acquire 5,000 Common Shares of the Corporation exercisable at $5.21 per share, the market price at the time of the grant. These options are exercisable as to 2,500 Common Shares on February 14, 2002 and are fully exercisable on February 14, 2003. They expire on February 14, 2007.

In 2001, the Corporation purchased directors' and officers' liability insurance with a liability limit of $15,000,000 for which the Corporation paid an annual premium of $70,000. The policy provides for a deductible payable by the Corporation of $100,000.

OPTION EXERCISES AND YEAR-END VALUES TABLE

With respect to the Named Officers, the following table sets forth the number of options exercised and the value realized upon exercise and the value of outstanding options at December 31, 2001, using $6.45, the closing price of the Common Shares on the New York Stock Exchange on December 31, 2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

--------------------------------------------------------------------------------------------------------------------
                                                                                          VALUE OF UNEXERCISED
                                                     NUMBER OF UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                           SHARES                              AT FISCAL                   AT FISCAL YEAR-END
                         ACQUIRED ON      VALUE          YEAR-END EXERCISABLE/                EXERCISABLE/
NAMED OFFICER             EXERCISE       REALIZED            UNEXERCISABLE                   UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Richard L. Lister                                          200,000 / 100,000               $22,500 / $124,000
--------------------------------------------------------------------------------------------------------------------
Allen J. Palmiere                                           55,000 / 50,000                   $0 / $24,800
--------------------------------------------------------------------------------------------------------------------
Peter J. Goodwin                                            47,500 / 42,500                   $0 / $37,200
--------------------------------------------------------------------------------------------------------------------
Terrance J. Hogan                                           40,000 / 37,000                   $0 / $18,600
--------------------------------------------------------------------------------------------------------------------


                                                            ZEMEX CORPORATION 13

OPTION GRANTS TO NAMED OFFICERS

In the year ended December 31, 2001, the following options were granted to the Named Officers of the Corporation pursuant to the Corporation's 1999 Stock Option Plan.

--------------------------------------------------------------------------------------------------------------------
                                          PERCENT                                           POTENTIAL REALIZABLE
                         NUMBER OF       OF TOTAL                                         VALUE AT ASSUMED ANNUAL
                       COMMON SHARES      OPTIONS                                           RATES OF STOCK PRICE
                         UNDERLYING     GRANTED TO                                        APPRECIATION FOR OPTION
                          OPTIONS      EMPLOYEES IN                        EXPIRATION              TERM*
NAME                      GRANTED       FISCAL YEAR    EXERCISE PRICE        DATE            5%             10%
--------------------------------------------------------------------------------------------------------------------
Richard L. Lister         100,000          36.3%            $5.21        Feb. 14, 2007      $177,190       $401,983
--------------------------------------------------------------------------------------------------------------------
Allen J. Palmiere          20,000          7.3%             $5.21        Feb. 14, 2007       $35,438        $80,397
--------------------------------------------------------------------------------------------------------------------
Peter J. Goodwin           30,000          10.9%            $5.21        Feb. 14, 2007       $53,157       $120,595
--------------------------------------------------------------------------------------------------------------------
Terrance J. Hogan          37,000          13.5%       15,000 - $5.21    Feb. 14, 2007       $26,579        $60,298
                                                       22,000 - $7.25     May 24, 2007       $54,245       $123,064
--------------------------------------------------------------------------------------------------------------------

*Potential realizable values are net of exercise price and are before taxes and are based on the assumption that the Corporation's Common Shares appreciate at the annual rates shown, compounded annually, from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Corporation's estimates of future stock price growth.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

The following chart summarizes any indebtedness to the Corporation in excess of $60,000 as at December 31, 2001 of the Corporation's directors and Named Officers entered into in connection with a purchase of Common Shares of the Corporation, excluding routine indebtedness.

        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
                       UNDER SECURITIES PURCHASE PROGRAMS

--------------------------------------------------------------------------------------------------------------------
                                                                                  FINANCIAL
                                                                                  ASSISTED       NUMBER OF COMMON
                                          LARGEST AMOUNT         AMOUNT          SECURITIES       SHARES HELD AS
  NAME AND PRINCIPAL    INVOLVEMENT OF      OUTSTANDING      OUTSTANDING AS AT    PURCHASED        SECURITY FOR
       POSITION         THE CORPORATION     DURING 2001     DECEMBER 31, 2001    DURING 2001       INDEBTEDNESS
--------------------------------------------------------------------------------------------------------------------
Richard L. Lister           Lender            $1,259,300         $1,259,300                            176,000*
  President & CEO
--------------------------------------------------------------------------------------------------------------------
Richard L. Lister          Guarantor           $ 600,000          $ 600,000                             85,700
  President & CEO
--------------------------------------------------------------------------------------------------------------------

*Jointly secures this debt and the $500,000 debt described in the next table.

The following chart summarizes any indebtedness to the Corporation as at December 31, 2001 of the Corporation's directors and Named Officers not entered into in connection with a purchase of Common Shares of the Corporation, excluding routine indebtedness.



                                                            ZEMEX CORPORATION 14

        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
               UNDER OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

--------------------------------------------------------------------------------------------------------------------
          NAME AND                 INVOLVEMENT OF THE       LARGEST AMOUNT OUTSTANDING    AMOUNT OUTSTANDING AS AT
     PRINCIPAL POSITION               CORPORATION                 DURING THE YEAR            DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------
Richard L. Lister                        Lender                      $500,000*                    $500,000
  President & CEO
--------------------------------------------------------------------------------------------------------------------
Paul A. Carroll                          Lender                      $118,489**                   $111,000
  Director
--------------------------------------------------------------------------------------------------------------------

* This loan bears interest at a rate equal to the average cost of borrowing under the Corporation's credit facilities plus 1/4% and is jointly secured by a pledge of 176,000 Common Shares as described in the table above.

** This loan bears interest at a rate equal to the average cost of borrowing under the Corporation's credit facilities, is supported by a promissory note and secured by a pledge of 9,500 Common Shares. All directors' fees paid in cash are applied to reduce the loan.


PENSION PLAN

Pursuant to the Corporation's pension plan, employees are entitled to pension benefits after five years of service with the Corporation. The amount of such benefits depends upon salary and length of service as shown in the table below. The service factor is 1.5% per year. As of January 1, 2002, the number of credited years of service and the compensation covered by the pension plan for the Named Officers are: Richard L. Lister, 16.9 and $161,160; and Peter J. Goodwin, 8.9 and $200,000.

--------------------------------------------------------------------------------------------------------------------
    AVERAGE FINAL
    COMPENSATION                          CREDITED SERVICE AS OF NORMAL RETIREMENT DATE ("NRD")
      AS OF NRD        ---------------------------------------------------------------------------------------------

                              15                 20                25                 30                 35
--------------------------------------------------------------------------------------------------------------------
      $ 50,000               $7,700           $10,267            $12,833           $15,400             $17,967
--------------------------------------------------------------------------------------------------------------------
      $ 75,000              $13,325           $17,767            $22,208           $26,650             $31,092
--------------------------------------------------------------------------------------------------------------------
      $100,000              $18,950           $25,267            $31,583           $37,900             $44,217
--------------------------------------------------------------------------------------------------------------------
      $125,000              $24,575           $32,767            $40,958           $49,150             $57,342
--------------------------------------------------------------------------------------------------------------------
      $150,000              $30,200           $40,267            $50,333           $60,400             $70,467
--------------------------------------------------------------------------------------------------------------------
      $175,000              $35,825           $47,767            $59,708           $71,650             $83,592
--------------------------------------------------------------------------------------------------------------------
      $200,000              $41,450           $55,267            $69,083           $82,900             $96,717
--------------------------------------------------------------------------------------------------------------------
      $225,000              $41,450           $55,267            $69,083           $82,900             $96,717
--------------------------------------------------------------------------------------------------------------------

Note: All benefits shown were estimated using the 2002 Social Security Law and assume the employee terminates employment during 2002 on his NRD (age 65). The benefits shown are payable at NRD as a Five Year Certain and Life Annuity, the normal form for an unmarried participant. All amounts are annual.

                              CORPORATE GOVERNANCE

The Corporation has established a series of guidelines for effective corporate governance (the "Guidelines"). These guidelines deal with matters such as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members and other items dealing with sound corporate governance. As a matter of transparency, and in accordance with the disclosure rules of the TSE, the Corporation's approach to corporate governance is described below.




                                                            ZEMEX CORPORATION 15

BOARD MEETINGS AND COMMITTEES

The Board met eight times during 2001. All directors attended 75% of the meetings of the Board and its committees held during the period in 2001 except Mr. Cohen who attended 62% of the meetings.

Committee Structure

Currently, there are four committees of the Board of Directors, namely the Audit Committee, the Corporate Governance Committee, the Executive Committee and the Executive Compensation / Pension Committee. The following sets forth the mandate of each Committee.

Audit Committee

The Audit Committee has oversight responsibility for the Corporation's financial reporting procedures, internal controls and the performance of the financial management and independent auditors of the Corporation. The Audit Committee also reviews the annual audited financial statements and recommends their acceptance to the Board. The Audit Committee reviews the quarterly financial statements and discusses with the auditors , the results of their quarterly review. In fulfilling its responsibility, the Audit Committee recommended to the Board, subject to shareholder approval, the selection of Deloitte & Touche LLP as the Corporation's independent auditors. During 2001, the Audit Committee met with the Corporation's management and with representatives of Deloitte & Touche LLP without the Corporation's management being present. The Audit Committee met four times during 2001. During 2001, the members of the Audit Committee were John M. Donovan (Chairman), Garth A.C. MacRae and William J. vanden Heuvel. All of the members of the Audit Committee are independent from management and the Corporation as defined in the NYSE's listing standards Section 303.01.

Executive Committee

The Executive Committee has been mandated to act on behalf of the board in respect of the authorization and approval of major capital expenditures, all of which are subsequently ratified by the full board. The Executive Committee is comprised of Peter Lawson-Johnston, John M. Donovan, Garth A.C. MacRae and Richard L. Lister (Chairman). The Executive committee did not meet during 2001.

Executive Compensation / Pension Committee

This Committee sets policies and guidelines with respect to compensation and pensions and is responsible for administering the Corporation's share incentive plans. During 2001, the Executive Compensation / Pension Committee was comprised of Paul A. Carroll (Chairman), John M. Donovan and Peter Lawson-Johnston. The Executive Compensation / Pension Committee met three times during 2001. In March 2002, the Executive Compensation / Pension Committee was reconstituted and is currently comprised of R. Peter Gillin (Chairman), John M. Donovan and Garth A.C. MacRae.

Corporate Governance Committee

As described above, the Corporate Governance Committee is responsible for developing and monitoring the Guidelines described herein and to make recommendations to the full board of directors on an ongoing basis with respect to further development of a Corporate Governance system. Although the Corporation has a Corporate Governance Committee, issues of corporate governance continue to be discussed and decided at the Board level. The Board continues to have responsibility for, among other things, nominating new directors, reviewing the adequacy and form of compensation of directors, providing orientation and education programs for new recruits to the Board, and approving requests of directors to engage outside advisors at the expense of the Corporation. The Corporate Governance Committee also considers and makes recommendations to the Board on these matters. The Corporate Governance Committee is comprised of R. Peter Gillin (Chairman), Paul A. Carroll and William J. vanden Heuvel. The Corporate Governance Committee met twice during 2001.

In developing the Guidelines, the Corporate Governance Committee and the Board each have considered the guidelines for corporate governance adopted by the TSE and below is a table setting out the Guidelines and commentary concerning the extent to which the Guidelines conform or comply with those of the TSE.



                                                            ZEMEX CORPORATION 16

 ---------------------------------------------------------------------------------------------------------------------
                                                DOES THE
               TSE CORPORATE                   CORPORATION                        CORPORATION
           GOVERNANCE GUIDELINES                 COMPLY?                            PRACTICE
 ---------------------------------------------------------------------------------------------------------------------
 1.       Board should explicitly assume
          responsibility for stewardship of
          the Corporation, and specifically
          for:

 (a)      Adoption of a strategic planning       Yes      The Board annually participates in strategic planning as
          process;                                        the acceptor/adoptor of the strategic plans proposed by
                                                          senior management. The strategic planning process is the
                                                          responsibility of senior management. The Board will continue to review the Corporation's strategic plans on an annual
                                                          basis.

 (b)      Identification of principal risks      Yes      The Board, on an ongoing basis, considers the principal
          of the Corporation's business                   risks of the Corporation's business and receives reports
          and ensure the implementation of                of management's assessment and management of those risks.
          appropriate risk-management                     The Board evaluates, and considers, actions to mitigate
          systems;                                        these risks.

 (c)      Succession planning and                Yes      It is the mandate of the Governance Committee to review
          monitoring senior management;                   organizational design, succession planning and senior
                                                          management's performance and make recommendations to the
                                                          full Board with respect thereto.

 (d)      Communications policy; and             Yes      The Board ensures effective communication between the
                                                          Corporation, its stakeholders and the public. Only the
                                                          President and the Chief Executive Officer or his delegate
                                                          is authorized to speak on behalf of the Corporation.

 (e)      Integrity of internal control and      Yes      The Board directly, and through its Audit Committee,
          management systems.                             assesses the integrity of, and confirms compliance with,
                                                          the Corporation's internal control, financial policies and management information systems.

 2.       Majority of directors should be        Yes      Richard L. Lister (President and Chief Executive Officer)
          "unrelated".                                    is the only Board member who is related. Mr. MacRae is
                                                          Vice Chairman of Dundee Bancorp Inc., of which The Dundee Bank is a subsidiary. Mr. Carroll is also a Director of Dundee
                                                          Bancorp Inc. Mr. Goodman, a nominee for election as a
                                                          director, is Executive Vice President of Dundee Bancorp Inc.



                                                            ZEMEX CORPORATION 17

 ---------------------------------------------------------------------------------------------------------------------
                                                DOES THE
               TSE CORPORATE                   CORPORATION                        CORPORATION
           GOVERNANCE GUIDELINES                 COMPLY?                            PRACTICE
 ---------------------------------------------------------------------------------------------------------------------


 3.       Disclose for each director              Yes     Richard L. Lister (President and Chief Executive Officer)
          whether he or she is related, and               is the only Board member who is related.
          how that conclusion was reached.

                                                          None of the other Directors or their associates are employees or officers of the Corporation, nor do any of them have material contracts with the Corporation, or receive remuneration in excess of stated director's fees.

 4.   Appoint a committee composed                Yes     The Governance Committee has been given the mandate to,
      exclusively of non-management                       among other things, recommend candidates for the Board and
      directors, the majority of whom are                 annually review credentials of nominees. All the members
      unrelated, with the responsibility                  of the Governance Committee are unrelated directors.
      of proposing new board nominees and
      assessing directors.

 5.   Implement a process for assessing           Yes     The Governance Committee has been given the mandate to
      the effectiveness of the board, its                 assess the relationship between the members of the board
      committees and individual directors.                and management.

 6.   Provide orientation and education           Yes     The Governance Committee views orientation and education
      programs for new directors.                         as an ongoing matter. As such, the Guidelines provide for
                                                          ongoing informal discussions between management and members of the board as well as more formal presentations by
                                                          management throughout the year in addition to regularly
                                                          scheduled site visits to the Corporation's operations.

 7.   Examine the size of the Board               Yes     A Board must have enough directors to carry out its duties
      with a view to effectiveness and to                 efficiently, while presenting a diversity of views and
      consider reducing the size of the                   experience. The Governance Committee considers the size of
      Board.                                              the board given the complexity and size of the Corporation, with a view to the impact of size upon the Board's effectiveness.
                                                          The Governance Committee has recommended the increase in the size of the Board to nine and is currently undertaking a search to identify an additional independent director to join the
                                                          Board.

 8.   Review compensation of directors            Yes     The Governance Committee periodically reviews the adequacy
      in light of risks and                               and form of compensation of directors and makes
      responsibilities.                                   recommendations to the full board in respect thereof.

 9.   Committees should generally be              Yes     Each of the Corporation's four committees, other than the
      composed of non-management directors                Executive Committee, are composed of non-management
      and a majority of committee members                 directors. Richard L. Lister, the President and Chief
      should be unrelated.                                Executive Officer of the Corporation, is the only
                                                          management director on the Executive Committee.




                                                            ZEMEX CORPORATION 18

 ---------------------------------------------------------------------------------------------------------------------
                                                DOES THE
               TSE CORPORATE                   CORPORATION                        CORPORATION
           GOVERNANCE GUIDELINES                 COMPLY?                            PRACTICE
 ---------------------------------------------------------------------------------------------------------------------

 10.  Assume responsibility or appoint            Yes     The Governance Committee has been delegated this
      a separate committee responsible for                responsibility by the full board of directors. The
      the approach to corporate governance                Governance Committee considers matters and then reports
      issues.                                             and makes recommendation to the full board of directors.

 11.  Define limits to management's               Yes     The Board has expressly adopted the obligations mandated
      responsibilities by developing                      by the Canada Business  Corporations Act, being the duty to
      mandates for:                                       manage the business and affairs of the Corporation and to act with a view to the best interests of the Corporation.

      (a)  The Board; and

      (b)  The Chief Executive Officer.           Yes     The Board has authorized the Chief Executive Officer to
                                                          supervise the business and affairs of the Corporation and
                                                          to develop a strategic plan for the approval by the full
                                                          board of directors.

 12.  Establish procedures to enable              Yes     The Board has functioned, and is of the view that it can
      the Board to function independently                 continue to function, independently of management, as
      of management.                                      required. The Board meets independently of management
                                                          where required but not less than once a year and time is
                                                          reserved during each scheduled Board meeting for an
                                                          Unrelated Directors only discussion.

 13.  (a) Establish an Audit                      Yes     The mandate of the Audit Committee is as described above
          Committee with a specifically                   and as set out in the Audit Committee Charter, a copy of
          defined mandate.                                which was attached to the Proxy Statement in respect of
                                                          the May 24, 2001 Annual and Special Meeting.

      (b) All members of the Audit                Yes     The Audit Committee is comprised exclusively of
          Committee should be                             non-management directors.
          non-management directors.

 14.  Implement a system to enable                Yes     Individual directors, with the knowledge of the Governance
      individual directors to engage                      Committee, can engage outside advisors. Pursuant to its
      outside advisors, at the                            charter, the Audit Committee may, with the prior approval
      Corporation's expense.                              of the Board, investigate any matter or activity involving financial accounting and financial reporting, as well as
                                                          internal controls of the Corporation and in that regard, the Audit
                                                          Committee has the authority to approve the retention of
                                                          external professionals to render advice and counsel in such matters.




                                                            ZEMEX CORPORATION 19

                                  REPORT OF THE
                                 AUDIT COMMITTEE

Management has the primary responsibility for the integrity of the Corporation's financial information. Deloitte & Touche LLP, the Corporation's independent auditors, is responsible for conducting independent audits of the Corporation's financial statements in accordance with generally accepted auditing standards and expressing an opinion on the financial statements based upon those audits. The Audit Committee is responsible for overseeing the conduct of these activities by management and Deloitte & Touche LLP.

As part of its responsibility, the Audit Committee has reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP. The Audit Committee also has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP that firm's independence.

Based upon these reviews and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.


                                      AUDIT COMMITTEE
                                      JOHN M. DONOVAN
                                      GARTH A.C. MACRAE
                                      WILLIAM J. VANDEN HEUVEL


                               MATTERS RELATING TO
                            THE INDEPENDENT AUDITORS

Deloitte & Touche LLP acted as the Corporation's auditors for the fiscal year ended December 31, 2001. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they wish and to respond to appropriate shareholder questions.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Corporation's consolidated financial statements for the fiscal year ended December 31, 2001 and for the reviews of the Corporation's consolidated financial statements included in its Quarterly Reports on Form 10-Q for that fiscal year was $301,000.

Financial information Systems Design and Implementation Fees

During 2001, Deloitte & Touche LLP did not perform any services for the Corporation relating to the design or implementation of the Corporation's financial information systems.

All Other Fees

During 2001, Deloitte & Touche LLP billed $415,000 in aggregate fees primarily for tax services rendered by Deloitte & Touche LLP, in addition to the audit services described above. The Audit Committee of the Board has considered whether providing these non-audit services is compatible with maintaining Deloitte & Touche LLP's independence.



                                                            ZEMEX CORPORATION 20

BOARD PERFORMANCE

Although the Board did not formally assess the effectiveness of the Board of Directors in 2001, the Board continually assesses the performance of management and the Corporation. In that regard, the Board believes that management and the Corporation performed well in fiscal 2001.

SHAREHOLDER PROPOSALS

All shareholder or investment community inquiries are directed to the Assistant Secretary. Shareholder inquiries are responded to promptly by the appropriate individual at the Corporation. In order to be considered for inclusion in the Corporation's proxy statement for the 2003 Annual Meeting of Shareholders, proposals from shareholders must be received by the Corporation on or before January 29, 2003. Such proposals should be addressed to the Assistant Secretary, Zemex Corporation, Canada Trust Tower, BCE Place, 161 Bay Street, Suite 3750, Toronto, Ontario, Canada M5J 2S1.

EXPECTATIONS OF MANAGEMENT

The Board believes it is critical that management of the Corporation provides complete and accurate information with respect to the business and affairs of the Corporation and an analysis of the industries in which the Corporation operates. To date the Board believes management has provided detailed quarterly information, which has allowed the Board to be effective in supervising the business and affairs of the Corporation.

BOARD APPROVAL

The Board has no formal policy setting out what specific matters must be brought by management to the Board for approval; however, there is a clear understanding between management and the Board through historical Board practice and accepted legal practice that all transactions or matters of a material nature must be presented by management for approval by the Board. It has been the experience to date of the Board that they have been kept well informed as to the business and affairs of the Corporation and that the matters which have been brought forward to the Board for approval have been appropriate.


PERFORMANCE GRAPH

The performance graph compares the performance of the Corporation's Common Shares to the Dow Jones Industrial Average Index and the Dow Jones Basic Materials Average Index over the past five-year period. The graph assumes that the value of the investment in the Corporation's Common Shares and each index was $100 at December 31, 1996 and that all dividends were reinvested. As a diversified producer of industrial minerals and specialty products, many of the companies with which the Corporation competes are private and peer group comparative data is not available.


                                                            ZEMEX CORPORATION 21

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                            YEARS ENDING DECEMBER 31

                              [PERFORMANCE GRAPH]

                                           1996      1997      1998      1999      2000      2001
                                           ----      ----      ----      ----      ----      ----
Zemex Total Cumulative Return              100       128        94       135        81        96
Dow Jones Industrial Average               100       125       148       188       179       169
Dow Jones Basic Materials Average          100       112       102       130       110       111

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

The Corporation provides management services to a company owned by its largest shareholder, Dundee Bancorp Inc. ("Dundee"). The Corporation charged $69,000, $67,000 and $67,000 in 2001, 2000 and 1999, respectively. The fee has been established based upon fees charged for comparable services provided by a consultant operating on an arms length basis.

During the year the Corporation paid $74,000 (2000, $87,000 and 1999, $88,000) to a subsidiary of Dundee for services provided as a financial advisor for the management of the Corporation's pension plan.


OTHER MATTERS

Management is not aware of any other matters to be considered at the Meeting other than as set forth in this proxy statement. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy in their discretion to vote the proxies in accordance with their best judgment on such matters.



                                                            ZEMEX CORPORATION 22

DIRECTORS APPROVAL

The Board has approved the contents and the sending of this proxy statement to the Corporation's shareholders.


                                           By Order of the Board of Directors,



                                           /s/ Lorna D. MacGillivray

                                           Lorna D. MacGillivray
April 29, 2002                             Assistant Secretary




                                                            ZEMEX CORPORATION 23

                                                            ZEMEX CORPORATION 24

                                      PROXY
                                ZEMEX CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS


The undersigned, as record holder(s) of the shares listed below, hereby revokes any previous proxies and appoints Peter Lawson-Johnston, Richard L. Lister and Allen J. Palmiere and (or each of them, or their assignees), or instead of any of them ____________________________________ proxies for the undersigned, with full power of substitution, to represent the undersigned, to act for the undersigned in the same manner and with the same effect as if the undersigned were personally present and to vote all of the Common Shares which the undersigned is entitled to vote at the ANNUAL MEETING OF SHAREHOLDERS OF ZEMEX CORPORATION (THE "CORPORATION") TO BE HELD ON FRIDAY, JUNE 14, 2002 AT 10:00 A.M. AND ANY ADJOURNMENT THEREOF, as follows:

1. Election of directors nominees: Paul A. Carroll, Morton A. Cohen, John M. Donovan, R. Peter Gillin, Jonathan Goodman, Peter Lawson-Johnston, Richard
      L. Lister, Garth A.C. MacRae and William J. vanden Heuvel:

      [ ]  FOR all the directors       [ ] WITHHOLD AUTHORITY to vote for all
                                           the directors

      [ ] A security holder may withhold authority to vote for any nominee by lining through or otherwise striking out the name of any nominee.

2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent public auditors for the Corporation for the fiscal year ending December 31, 2002:

      [ ]  FOR the auditors            [ ] WITHHOLD AUTHORITY to vote for
                                           auditors

3. To vote or otherwise represent the shares on any other business which may properly come before the annual meeting of shareholders or any adjournments thereof, according to their decision and in their discretion:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL THE PROPOSALS LISTED ABOVE IN THE MANNERS DESCRIBED IN THE PROXY STATEMENT.


DATE:
      -----------------------------



      -----------------------------           -----------------------------
         SIGNATURE OF SHAREHOLDER                SIGNATURE OF SHAREHOLDER

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATES. A corporation is requested to sign its name by its president: administrators, trustees, etc., are requested to so indicated when signing. If stock is registered in two names, it is preferred that both sign. If this form of proxy is not dated in the space above, it will be deemed to bear the date on which it is mailed by management. PLEASE RETURN YOUR PROXY IN THE ENVELOPE PROVIDED.